                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                    The Morgan Stanley High Yield Fund, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                    THE MORGAN STANLEY HIGH YIELD FUND, INC.
                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

To Our Stockholders:

     Notice is given that the Annual Meeting of Stockholders (the "Meeting") of The Morgan Stanley High Yield Fund, Inc. (the "Fund") will be held on Monday, June 26, 1995, at 2:30 P.M. (New York time), in Conference Room 3 at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:

          1. To elect three Class I Directors for a term of one year, three Class II Directors for a term of two years and three Class III Directors for a term of three years.

          2. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1995.

          3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 3, 1995 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                     VALERIE Y. LEWIS
                                     Secretary

Dated: May 30, 1995

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-
ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN
MAILING IN YOUR PROXY PROMPTLY.

                    THE MORGAN STANLEY HIGH YIELD FUND, INC.
                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                        -------------------------------
                                PROXY STATEMENT
                        -------------------------------

     This statement is furnished by the Board of Directors of The Morgan Stanley High Yield Fund, Inc. (the "Fund") in connection with the solicitation of Proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Monday, June 26, 1995, at 2:30 P.M. (New York time), in Conference Room 3 at the principal executive office of Morgan Stanley Asset Management Inc. (hereinafter "MSAM" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 30, 1995.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If no instructions are specified, shares will be voted for the election of Directors and for the other proposals. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the Meeting.

     The close of business on April 3, 1995 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 8,720,431 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.

     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxies is also expected to include communications by employees of Shareholder Communications Corporation, a proxy solicitation firm expected to be engaged by the Fund at a cost not expected to exceed $5,000 plus expenses.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1994, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO THE MORGAN STANLEY HIGH YIELD FUND, INC., C/O MUTUAL FUNDS SERVICE COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.

     Mutual Funds Service Company is an affiliate of the Fund's administrator, United States Trust Company of New York, and provides administrative services to the Fund. United States Trust Company of New York's business address is 770 Broadway, New York, New York 10003. Mutual Funds Service Company's business address is 73 Tremont Street, Boston, Massachusetts 02108.

     The board recommends that the stockholders vote in favor of each of the matters mentioned in Items 1 and 2 of the Notice of Annual Meeting.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, it is proposed that three Class I Directors be elected to hold office for a term of one year, three Class II Directors be elected to hold office for a term of two years and three Class III Directors be elected to hold office for a term of three years and, in each case, until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of Peter J. Chase, David B. Gill and Warren J. Olsen as Class I Directors, John W. Croghan, Graham E. Jones and Frederick B. Whittemore as Class II Directors and Barton M. Biggs, John A. Levin and William G. Morton, Jr. as Class III Directors.

     The Board of Directors has unanimously approved increasing the number of Directors from six to nine effective as of the commencement of the Meeting and is recommending that stockholders vote for the election of each of the nominees for Director.

     On or about the same date as the Meeting, each of the other closed-end, U.S. registered investment companies advised by MSAM (except Morgan Stanley India Investment Fund, Inc.) also is holding a meeting of stockholders at which, among other things, such stockholders are considering a proposal to elect as directors of such other investment companies (with certain limited exceptions) the same people nominated to be Directors of the Fund. Accordingly, if elected, all of the nominees for Directors of the Fund also will act as directors of The Brazilian Investment Fund, Inc., The Latin American Discovery Fund, Inc., The Malaysia Fund, Inc., Morgan Stanley Africa Investment Fund, Inc., Morgan Stanley Asia-Pacific Fund, Inc., Morgan Stanley Emerging Markets Debt Fund, Inc., Morgan Stanley Emerging Markets Fund, Inc., Morgan Stanley Global Opportunity Bond Fund, Inc., The Pakistan Investment Fund, Inc., The Thai Fund, Inc. and The Turkish Investment Fund, Inc. (collectively, with the Fund, the "MSAM closed-end funds"). The Board believes that this arrangement will enhance the ability of the Directors to deal expeditiously with administrative matters common to the MSAM closed-end funds, such as evaluating the performance of common service providers, including MSAM and the administrators, transfer agents, custodians and accountants of the MSAM closed-end funds.

     In connection with the proposed new board arrangements, the Board of Directors has determined that it would be appropriate to reduce the level of fees payable by the Fund to its Directors. The Fund currently pays each of its Directors who is not a director, officer or employee of MSAM or its affiliates an annual fee of $7,500 plus $750 for each meeting of the Board of Directors or a committee of the Board attended, plus certain out-of-pocket expenses. The Fund also pays the Audit Committee Chairman an additional fee of $1,000 per annum plus an additional $100 for each meeting of the Audit Committee attended. Aggregate fees and expenses paid or payable to the Board of Directors for the fiscal year ended December 31, 1994 were $37,000. Effective immediately following the Meeting, each of the Directors of the Fund who is not a director, officer or employee of MSAM or its affiliates will receive from the Fund an annual fee of $4,000 per year, plus out-of-pocket expenses. Each of the members of the Fund's Audit Committee, which will consist of the Fund's Directors who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, will receive an additional annual fee of $750 for serving on such committee.

     After giving effect to the reduction in the level of fees payable by the Fund to its Directors, the Fund will pay, on an annual basis, aggregate fees of $28,500 (including fees payable to members of the Audit Committee), assuming each of the six nominees named herein who is not a director, officer or employee of MSAM or its affiliates is elected at the Meeting. At the fee level in effect prior to the Meeting, the Fund would pay, on an annual basis, aggregate fees of $73,200 for the same six nominees, assuming each such nominee attended four quarterly Board meetings and two additional committee meetings. The level of fees payable by the Fund to its Directors will be reviewed by the Directors annually.

     Each of the Directors who is not an "affiliated person" of MSAM within the meaning of the Investment Company Act of 1940, as amended, may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director defers to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

     Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary; in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of the liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another Fund advised by MSAM), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

     Currently, none of the Directors have entered into the Fee Arrangement with the Fund.

     So that each of the nominees named herein could be nominated for election in the class and for the term indicated above, it was necessary (i) for Messrs. Peter A. Nadosy, Elliot S. Jaffe and Gerard E. Jones to resign from their respective classes as Director of the Fund, effective upon the due election and qualification of their respective successors, and (ii) for Mr. Peter Egon de Svastich not to seek re-election to the Board. The Fund and the remaining members of the Board of Directors would like to express their sincerest appreciation to such Directors for their dedication and service to the Fund.

     Pursuant to the Fund's By-Laws, the Board of Directors is divided into three classes. Each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified, (ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are currently Messrs. de Svastich, Jaffe and Jones, none of whom is an "interested person." After the Meeting, the Audit Committee will continue to consist of the Directors of the Fund who are not "interested persons." The Audit Committee met twice during the fiscal year ended December 31, 1994. The Board of Directors does not have nominating or compensation committees.

     There were four meetings of the Board of Directors held during the fiscal year ended December 31, 1994. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any Committee on which he served.

     Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

     Certain information regarding each of the nominees as a Director of the Fund and the executive officers of the Fund is set forth below:

                                                                                           COMMON
                                                                                           STOCK           SHARE
                                                                                           BENEFICIALLY    EQUIVALENTS
                                                                                           OWNED           OWNED
                                                                                           AS OF           UNDER
                                                                                           APRIL           DEFERRED
                                POSITION WITH       PRINCIPAL OCCUPATIONS                  3,              FEE
       NAME AND ADDRESS           THE FUND          AND OTHER AFFILIATIONS      AGE        1995**          ARRANGEMENTS+ PERCENT
- ------------------------------- -------------  -------------------------------- ----       ---             ---          ---
Barton M. Biggs*............... --             Chairman and Director of Morgan   62         0              --           ***
  1221 Avenue of the Americas                    Stanley Asset Management Inc.
  New York, New York 10020                       and Morgan Stanley Asset
                                                 Management Limited; Managing
                                                 Director of Morgan Stanley &
                                                 Co. Incorporated; Director of
                                                 Morgan Stanley Group Inc.;
                                                 Member of International
                                                 Advisory Council of The
                                                 Thailand Fund; Director and
                                                 officer of various investment
                                                 companies managed by Morgan
                                                 Stanley Asset Management Inc.

                                                                                           COMMON
                                                                                           STOCK           SHARE
                                                                                           BENEFICIALLY    EQUIVALENTS
                                                                                           OWNED           OWNED
                                                                                           AS OF           UNDER
                                                                                           APRIL           DEFERRED
                                POSITION WITH       PRINCIPAL OCCUPATIONS                  3,              FEE
       NAME AND ADDRESS           THE FUND          AND OTHER AFFILIATIONS      AGE        1995**          ARRANGEMENTS+ PERCENT
- ------------------------------- -------------  -------------------------------- ----       ---             ---          ---
Peter J. Chase................. --             Chairman of CGL, Inc.;            62         0              --           ***
  821-C San Mateo                                Principal, Statements;
  Santa Fe, New Mexico 87505                     Director of The
                                                 Malaysia Fund, Inc., The Thai
                                                 Fund, Inc. and Morgan Stanley
                                                 Asia-Pacific Fund, Inc.;
                                                 Member of the Investment
                                                 Advisory Council of The
                                                 Thailand Fund; Consultant, NGV
                                                 Systems, Inc.; Previously
                                                 Chairman of CJS, Inc. and
                                                 Principal of Sidney A.
                                                 Staunton, Inc. and the Yankee
                                                 Group.

John W. Croghan................ --             Chairman of Lincoln Capital       64         0              --           ***
  200 South Wacker Drive                         Management Company; Director
  Chicago, Illinois 60606                        of St. Paul Bancorp, Inc.,
                                                 Lindsay Manufacturing Co.,
                                                 Morgan Stanley Asia-Pacific
                                                 Fund, Inc. and Morgan Stanley
                                                 Emerging Markets Fund, Inc.;
                                                 Previously a Director of
                                                 Blockbuster Entertainment
                                                 Corporation.

                                                                                           COMMON
                                                                                           STOCK           SHARE
                                                                                           BENEFICIALLY    EQUIVALENTS
                                                                                           OWNED           OWNED
                                                                                           AS OF           UNDER
                                                                                           APRIL           DEFERRED
                                POSITION WITH       PRINCIPAL OCCUPATIONS                  3,              FEE
       NAME AND ADDRESS           THE FUND          AND OTHER AFFILIATIONS      AGE        1995**          ARRANGEMENTS+ PERCENT
- ------------------------------- -------------  -------------------------------- ----       ---             ---          ---
David B. Gill.................. --             Director of The Thai Fund, Inc.,  68         0              --           ***
  3042 Cambridge Place, N.W.                     The Latin American Discovery
  Washington, D.C. 20007                         Fund, Inc., Morgan Stanley
                                                 Emerging Markets Fund, Inc.
                                                 and the Mauritius Fund
                                                 Limited; Member of the
                                                 International Advisory
                                                 Committee of Banco Surinvest
                                                 S.A.; Member of the
                                                 International Advisory Council
                                                 of The Thailand Fund;
                                                 International Adviser to Crown
                                                 Agents for Overseas
                                                 Governments and
                                                 Administrations; Member of the
                                                 Capital Markets Committee of
                                                 the Inter-American Investment
                                                 Corporation; Member of the
                                                 Advisory Counsel of Korea
                                                 Development Investment
                                                 Corporation; Chairman and
                                                 Director of Norinvest Bank;
                                                 Member of The International
                                                 Advisory Council of Investment
                                                 Management Company Chile S.A.;
                                                 Previously: Director of
                                                 Capital Markets Department of
                                                 the International Finance
                                                 Corporation; Trustee of
                                                 Batterymarch Finance
                                                 Management; Chairman and
                                                 Director of Equity Fund of
                                                 Latin America S.A. and
                                                 Commonwealth Equity Fund
                                                 Limited; and Director of
                                                 Global Securities, Inc.

Graham E. Jones................ --             Senior Vice President of BGK      62         0              --           ***
  23 Chestnut Street                             Properties; Trustee of nine
  Boston, Massachusetts 02108                    funds managed by Weiss, Peck &
                                                 Greer; Trustee of eight funds
                                                 managed by Morgan Grenfell
                                                 Capital Management
                                                 Incorporated; Director of The
                                                 Malaysia Fund, Inc., The
                                                 Turkish Investment Fund, Inc.,
                                                 The Thai Fund, Inc. and The
                                                 Pakistan Investment Fund;
                                                 Member of the International
                                                 Advisory Council of The
                                                 Thailand Fund; Previously
                                                 Chief Financial Officer of
                                                 Practice Management Systems,
                                                 Inc.

                                                                                           COMMON
                                                                                           STOCK           SHARE
                                                                                           BENEFICIALLY    EQUIVALENTS
                                                                                           OWNED           OWNED
                                                                                           AS OF           UNDER
                                                                                           APRIL           DEFERRED
                                POSITION WITH       PRINCIPAL OCCUPATIONS                  3,              FEE
       NAME AND ADDRESS           THE FUND          AND OTHER AFFILIATIONS      AGE        1995**          ARRANGEMENTS+ PERCENT
- ------------------------------- -------------  -------------------------------- ----       ---             ---          ---
John A. Levin*................. --             President of John A. Levin &      56         0              --           ***
  One Rockefeller Plaza                          Co., Inc.; Director of Morgan
  New York, New York 10020                       Stanley Emerging Markets Debt
                                                 Fund, Inc., Morgan Stanley
                                                 India Investment Fund, Inc.
                                                 and The Pakistan Investment
                                                 Fund, Inc.

William G. Morton, Jr.......... --             Chairman and Chief Executive      58         0              --           ***
  1 Boston Place                                 Officer of Boston Stock
  Boston, Massachusetts 02108                    Exchange; Director of Tandy
                                                 Corporation; Director of The
                                                 Malaysia Fund, Inc., Morgan
                                                 Stanley Africa Investment
                                                 Fund, Inc., Morgan Stanley
                                                 Emerging Markets Debt Fund,
                                                 Inc. and Morgan Stanley Global
                                                 Opportunity Bond Fund, Inc.

Warren J. Olsen*............... Director and   Principal of Morgan Stanley       38         0               0           ***
  1221 Avenue of the Americas   President        Asset Management Inc.; Director
  New York, New York 10020      since 1993       and officer of various
                                                 investment companies managed
                                                 by Morgan Stanley Asset
                                                 Management Inc.

Frederick B. Whittemore*....... --             Advisory Director of Morgan       64         0              --           ***
  1251 Avenue of the Americas                    Stanley & Co. Incorporated;
  New York, New York 10020                       Chairman for the United States
                                                 National Committee for Pacific
                                                 Economic Cooperation; Director
                                                 and officer of various
                                                 investment companies managed
                                                 by Morgan Stanley Asset
                                                 Management Inc.; Previously
                                                 Managing Director
                                                 of Morgan Stanley & Co.
                                                 Incorporated.

James W. Grisham*.............. Vice           Principal of Morgan Stanley       53        100             --           ***
  1221 Avenue of the Americas   President        Asset Management Inc.; Officer
  New York, New York 10020        since 1993     of various investment
                                                 companies managed by Morgan
                                                 Stanley Asset Management Inc.

Harold J. Schaaff, Jr.*........ Vice           Principal of Morgan Stanley &     34         0              --           ***
  1221 Avenue of the Americas   President        Co. Incorporated; General
  New York, New York 10020        since 1993     Counsel and Secretary of
                                                 Morgan Stanley Asset
                                                 Management Inc.; Officer of
                                                 various investment companies
                                                 managed by Morgan Stanley
                                                 Asset Management Inc.

Joseph P. Stadler*............. Vice           Vice President of Morgan Stanley  40         0              --           ***
  1221 Avenue of the Americas   President        Asset Management Inc.; Officer
  New York, New York 10020        since 1993     of various investment
                                                 companies managed by Morgan
                                                 Stanley Asset Management Inc.;
                                                 Previously with Price
                                                 Waterhouse LLP.

                                                                                           COMMON
                                                                                           STOCK           SHARE
                                                                                           BENEFICIALLY    EQUIVALENTS
                                                                                           OWNED           OWNED
                                                                                           AS OF           UNDER
                                                                                           APRIL           DEFERRED
                                POSITION WITH       PRINCIPAL OCCUPATIONS                  3,              FEE
       NAME AND ADDRESS           THE FUND          AND OTHER AFFILIATIONS      AGE        1995**          ARRANGEMENTS+ PERCENT
- ------------------------------- -------------  -------------------------------- ----       ---             ---          ---
Valerie Y. Lewis*.............. Secretary      Vice President of Morgan Stanley  39         0              --           ***
  1221 Avenue of the Americas   since 1993       Asset Management Inc.; Officer
  New York, New York 10020                       of various investment
                                                 companies managed by Morgan
                                                 Stanley Asset Management Inc.;
                                                 Previously with Citicorp.

Hilary D. Toole*............... Assistant      Associated with Morgan Stanley    31         0              --           ***
  1221 Avenue of the Americas   Secretary        Asset Management Inc.; Officer
  New York, New York 10020      since 1994       of various investment
                                                 companies managed by Morgan
                                                 Stanley Asset Management Inc.;
                                                 Previously with Womble,
                                                 Carlyle, Sandridge & Rice and
                                                 Reboul, MacMurray, Hewitt,
                                                 Maynard & Kristol.

James R. Rooney*............... Treasurer      Assistant Vice President and      36         0              --           ***
  73 Tremont Street             since 1994       Manager of Fund
  Boston, Massachusetts 02108                    Administration, Mutual Funds
                                                 Service Company; Officer of
                                                 various investment companies
                                                 managed by Morgan Stanley
                                                 Asset Management Inc.;
                                                 Previously Assistant Vice
                                                 President and Manager of Fund
                                                 Compliance and Control,
                                                 Scudder Stevens & Clark Inc.
                                                 and Audit Manager, Ernst &
                                                 Young LLP.
                                                                                           ---             ---          ---
All Nominees and Executive Officers as a Group.................................            100              0           ***
                                                                                           ===              =           ===

- ---------------

  * "Interested person" within the meaning of the Investment Company Act of 1940, as amended. Mr. Biggs is a director and officer, and Messrs. Olsen, Grisham, Schaaff and Stadler and Ms. Lewis are officers of the Manager. Mr. Whittemore is an Advisory Director of Morgan Stanley & Co. Incorporated, an affiliate of the Manager and a registered broker-dealer, and he is the owner of a beneficial interest in the Manager. Ms. Toole is an employee of the Manager. Mr. Levin is an officer of John A. Levin & Co., Inc., a registered broker-dealer. Mr. Rooney is an employee of Mutual Funds Service Company, an affiliate of United States Trust Company of New York, the Fund's administrator.

 ** This information has been furnished by each nominee and executive officer.

*** Less than 1%.

  + Indicates share equivalents owned by the nominees who are current Directors and held in cash accounts by the Fund on behalf of such nominees in connection with the deferred fee arrangements described above.

          Each officer of the Fund will hold such office until a successor has been duly elected and qualified by the Board of Directors.

     Set forth below is a chart showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund and by other U.S. registered investment companies advised by MSAM or its affiliates (collectively, the "Fund Complex"), for their services as Directors of such investment companies.

                                                                      TOTAL COMPENSATION NUMBER OF FUNDS
                                              PENSION OR RETIREMENT   FROM THE FUND AND  IN FUND COMPLEX
                      AGGREGATE COMPENSATION BENEFITS ACCRUED AS PART FUND COMPLEX PAID     FOR WHICH
  NAME OF DIRECTOR        FROM THE FUND       OF THE FUND'S EXPENSES     TO DIRECTORS    DIRECTOR SERVES
- --------------------- ---------------------- ------------------------ ------------------ ---------------
Peter A. Nadosy(1)          $        0                 None               $        0                2
Warren J.
  Olsen(1),(2)                       0                 None                        0               15
Elliot S. Jaffe               9,277.17                 None                 9,277.17                1
Gerard E. Jones              10,114.13                 None                85,584.11                9
Peter Egon de
  Svastich                   10,977.17                 None                40,057.94                4

- ---------------
(1) Mr. Nadosy is a director and officer of MSAM, and Mr. Olsen is an officer of MSAM, and therefore are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. As directors and/or officers of MSAM, Messrs. Nadosy and Olsen do not receive any compensation from the Fund or any other U.S. registered investment company in the Fund Complex for their services as a director of such investment companies.

(2) During 1994, Mr. Olsen resigned as a director from one of the funds in the Fund Complex, and thus currently serves as a director on fourteen funds in the Fund Complex.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors complied with all applicable filing requirements for the fiscal year ended December 31, 1994.

     The election of the nominees as directors requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund's By-laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining if a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NINE NOMINEES AS DIRECTORS

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1995. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. Price Waterhouse LLP acts as the independent accountants for certain of the other investment companies advised by

MSAM. Although it is not expected that a representative of Price Waterhouse LLP will attend the Meeting, a representative will be available by telephone to respond to shareholder questions, if any.

     The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services that have been performed by the Fund's independent accountants.

     The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining if a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Fund's management, the following person owned beneficially more than 5% of the Fund's outstanding shares at April 30, 1995:

NAME AND ADDRESS OF BENEFICIAL            AMOUNT AND NATURE OF            PERCENT
OWNER                                     BENEFICIAL OWNERSHIP           OF CLASS
- ---------------------------------   ---------------------------------  -------------
Morgan Stanley Group Inc.*.......   1,581,440 shares, with shared         18.88%
  1251 Avenue of the Americas       voting power and shared
  New York, New York 10020          dispositive power; 64,800 shares,
                                    with shared dispositive power and
                                    no voting power(1)

- ---------------

  * Includes 1,541,440 shares held by Morgan Stanley & Co. Incorporated, which comprise 17.68% of shares outstanding.

(1) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 1995.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                             STOCKHOLDER PROPOSALS

     A stockholders' proposal intended to be presented at the Fund's Annual Meeting of Stockholders in 1996 must be received by the Fund on or before January 31, 1996, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                                              VALERIE Y. LEWIS
                                              Secretary

Dated: May 30, 1995

     STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

P                    MORGAN STANLEY HIGH YIELD FUND, INC.
R
O                  C/O MORGAN STANLEY ASSET MANAGEMENT INC.
X                         1221 AVENUE OF THE AMERICAS
Y                          NEW YORK, NEW YORK  10020

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



        The undersigned hereby constitutes and appoints WARREN J. OLSEN, VALERIE
Y. LEWIS and HAROLD J. SCHAAFF, JR., and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on April 3, 1995 at the Annual Meeting of Stockholders to be held on June 26, 1995, and at any adjournment thereof.

        The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated May 30, 1995.






     (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.)     ---------------
                                                                   SEE REVERSE
                                                                      SIDE
                                                                 ---------------

- ------- PLEASE MARK
   X    VOTES AS
- ------- IN THIS EXAMPLE

                    FOR      WITHHELD      Class I Nominees:    Peter J. Chase, David B.
1. Election of    --------   --------                           Gill and Warren J. Olsen
   the following                           Class II Nominees:   John W. Croghan,
   nominees as                                                  Graham E. Jones and
   Directors:     --------   --------                           Frederick B. Whittemore
                                           Class III Nominees:  Barton M. Biggs, John A.
                                                                Levin and William G.
                                                                Morton, Jr.

                                                            -------------------------------------------
                                                            For all nominees except as noted above

    2.  Ratification of the selection of Price               FOR       AGAINST     ABSTAIN
        Waterhouse LLP as independent                     --------     --------    --------
        accountants.

    3.  In the discretion of such proxies, upon any       --------     --------    --------
        and all other business as may properly come
        before the meeting or any adjournment
        thereof.

                                                          MARK HERE FOR ADDRESS         ----------
                                                          CHANGE AND NOTE AT LEFT

                                                                                        ----------


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE CLASS I, THREE CLASS II AND THREE CLASS III NOMINEES AND IN FAVOR OF PROPOSAL NO. 2. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.


SIGNATURE(S)                                           DATE           , 1995
            ------------------------------------------      ----------
When signing as attorney, executor, administrator, trustee, guardian or custodian, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer s office. If a partnership, please sign in partnership name. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.